UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2021

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	D02 NX53
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed on March 3, 2021, Seagate Technology plc (“Seagate” or the “Company”) has decided to effect a corporate reorganization whereby a new Irish public limited company, Seagate Technology Holdings plc (“Holdings”) will serve as the publicly traded parent company of Seagate in order to create additional distributable reserves. The transaction will be carried out pursuant to a scheme of arrangement (the “Scheme of Arrangement” or “Scheme”) under Irish law, which will result in the exchange of ordinary shares of Holdings (“Scheme Consideration”) for ordinary shares in Seagate (“Seagate Ordinary Shares”) on a one-for-one basis. On April 14, 2021, Seagate held a special Irish High Court (“Irish Court”)-convened meeting of the holders of Seagate Ordinary Shares (the “Court Meeting”) and an extraordinary general meeting of the holders of Seagate Ordinary Shares (the “Extraordinary General Meeting” or “EGM”) as described in the proxy statement filed by the Company with the Securities and Exchange Commission on March 3, 2021 (the “Proxy Statement”). A quorum was present at both the Court Meeting and the Extraordinary General Meeting as required by the Company’s memorandum and articles of association and Irish law. The following is a brief description of each proposal voted upon at each of the Court Meeting and the Extraordinary General Meeting and the final voting results on these proposals:

COURT MEETING

Proposal. Approve the Scheme of Arrangement, as described in the Proxy Statement, in its original form or with or subject to any modification, addition or condition approved or imposed by the Irish Court:

FOR	AGAINST	ABSTAIN
178,197,842	375,988	261,508

EXTRAORDINARY GENERAL MEETING

Proposal 1. Approve the Scheme of Arrangement, as described in the Proxy Statement, in its original form or with or subject to any modification, addition or condition approved or imposed by the Irish Court, and the directors of Seagate be authorized to take all such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect:

FOR	AGAINST	ABSTAIN
180,043,179	398,232	247,035

Proposal 2. Amend the articles of association of Seagate, which are part of the Seagate Constitution, referred to as the “Articles”, by adding a new Article 194, so that the Seagate Ordinary Shares that are issued on or after 5:00 p.m. Eastern Time on March 1, 2021 will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Holdings for the Scheme Consideration:

FOR	AGAINST	ABSTAIN
180,020,344	410,786	257,316

Proposal 3. Approve, on an advisory, non-binding basis, the reduction of the share premium of Holdings resulting from a capitalisation of the merger reserve arising in its books of account as a result of the consummation of the Scheme in order to create distributable reserves in Holdings:

FOR	AGAINST	ABSTAIN
179,959,704	438,227	290,515

Proposal 4. Approve any motion by the chair of the EGM to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve proposals 1 and 2:

FOR	AGAINST	ABSTAIN
170,340,077	10,083,621	264,748

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ Gianluca Romano
Date: April 16, 2021	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer

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